UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)			June 7, 2022

(Commission File Number)	(Exact Name of Registrants as Specified in Their Charters)			(I.R.S. Employer Identification No.)
1-12579	OGE ENERGY CORP.			73-1481638
1-1097	OKLAHOMA GAS AND ELECTRIC COMPANY			73-0382390

Oklahoma
(State or Other Jurisdiction of Incorporation)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
OGE Energy Corp.	Common Stock	OGE	New York Stock Exchange
Oklahoma Gas and Electric Company	None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

OGE Energy Corp. ("OGE Energy") is the parent company of Oklahoma Gas and Electric Company ("OG&E"), a regulated electric utility with approximately 882,000 customers in Oklahoma and western Arkansas.

The Oklahoma Development Finance Authority ("ODFA"), a public trust and instrumentality of the State of Oklahoma, is offering ratepayer-backed bonds (the "Bonds") for the purpose of allowing OG&E to recover certain costs it incurred as a result of Winter Storm Uri in February 2021, under and pursuant to a new provision of Oklahoma law, "February 2021 Regulated Utility Consumer Protection Act," which is codified as Title 74, Oklahoma Statutes 2021, Section 9070, et seq. (the "Securitization Law"). The Bonds are limited and special revenue obligations of the ODFA, payable solely from the securitization bond collateral, created pursuant to the Securitization Law and an irrevocable financial order issued by the Oklahoma Corporation Commission on December 16, 2021. The Supreme Court of Oklahoma approved the Bonds in an opinion issued on May 3, 2022. The Bonds are not an obligation of OG&E or any of its affiliates.

In connection with the offering of the Bonds, the ODFA has prepared a Preliminary Official Statement for distribution to potential purchasers. The Preliminary Official Statement discloses certain information about OG&E that supplements or updates certain prior disclosures of OG&E. Pursuant to Regulation FD, OGE Energy and OG&E are furnishing excerpts of the Preliminary Official Statement hereto as Exhibit 99.01.

This information, including the Exhibit 99.01 referenced herein, is "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may be incorporated by reference in a filing by OGE Energy or OG&E under the Securities Exchange Act of 1934, as amended, only if and to the extent such subsequent filing specifically references the information herein as being incorporated by reference in such filing.

The Bonds have not been registered under the Securities Act of 1933 or any state securities laws. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.01	Excerpts from Preliminary Official Statement containing information detailing OG&E Oklahoma customer information including energy consumption and write-offs.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
OKLAHOMA GAS AND ELECTRIC COMPANY
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

June 7, 2022